STEIN ROE MUTUAL FUNDS
SEMIANNUAL REPORT
DEC. 31, 1998
PICTURE OF GLOBE

STEIN ROE FIXED INCOME FUND

TAXABLE BOND FUND

                  INSTITUTIONAL CLIENT HIGH YIELD FUND


LOGO: STEIN ROE MUTUAL FUNDS
Sensible Risks. Intelligent Investments.(SM)

Contents
--------------------------------------------------------------------------------


Performance................................................................... 1

   How the Institutional Client High Yield Fund has done over time

Questions & Answers........................................................... 2

   Interview with the portfolio manager and summary of investment activity Institutional Client High Yield Fund

Portfolio of Investments...................................................... 4

   A complete list of investments with market values

Financial Statements.......................................................... 8

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.................................................14

Financial Highlights..........................................................16

   Selected per-share data




                Must be preceded or accompanied by a prospectus.

Among the ways to evaluate a fund's historical performance is to look at the cumulative return percentage, the average annual total return percentage or the growth of a hypothetical $10,000 investment. Below we compare the returns of each of the Stein Roe bond funds with each fund's unmanaged benchmark and its peer group.
     Each performance figure includes changes in a fund's share price, reinvestment of dividends (net investment income) and capital gains, if any (the taxable profits a fund earns when it sells bonds that have grown in value).


                                         CUMULATIVE SIX-MONTH AND AVERAGE ANNUAL TOTAL RETURNS
                                                    PERIODS ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Life
                                                                                       6 Months        1 Year       of Fund
-----------------------------------------------------------------------------------------------------------------------------------
STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND                                             -1.69%          4.92%          9.77%
Merrill Lynch High-Yield Master II Index                                                   -1.55%          3.66%          8.87%
Lipper High Current Yield Fund Average                                                     -4.73%         -0.44%          6.77%
Number of Funds in Peer Group                                                                286            246            171


Investment Comparison
--------------------------------------------------------------------------------


COMPARISON of change in value of a $10,000 investment.



COMPARISON of change in value of a $10,000 investment.

               Institutional    Merrill Lynch
                  Client         High-Yield
                High-Yield        Master II
                   Fund             Index

 2/14/97          10000             10000

 3/31/97           9900             10160

 6/31/97          10548             10642

 9/30/97          11102             11059

12/31/97          11353             11344

 3/31/98          12076             11660

 6/30/98          12119             11854

 9/30/98          11383             11430

12/31/98          11912             11758




Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An expense limitation of .50% is currently in effect for Institutional Client High Yield Fund, which began operating on Feb. 14, 1997. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.

Questions & Answers
--------------------------------------------------------------------------------
An interview with Steve Lockman, Portfolio Manager of Stein Roe Institutional Client High Yield Fund and SR&F High Yield Portfolio

                                    FUND DATA

   INVESTMENT OBJECTIVE:

   Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium- and lower-quality debt securities.


Q: HOW DID THE FUND PERFORM FOR THE FIRST HALF OF FISCAL 1999?

A: Institutional Client High Yield Fund faced a challenging environment marked by unusually high levels of volatility, especially in higher-risk bonds affected by developments overseas. For the six-month period ended Dec. 31, 1998, the Fund posted a total return of -1.69%. We preserved capital to a greater extent than the average fund in the Lipper high current yield fund category, which returned -4.73% for the same period. The Fund's SEC yield as of Dec. 31, 1998, was 9.20%.

Q: WHAT FACTORS AFFECTED THE FUND'S TOTAL RETURN?

A: To maximize high income potential, the Fund had a modest position in higher-risk debt issued in emerging markets. While all types of high yield securities declined substantially in value this past summer after Russia defaulted on its obligations, emerging market debt suffered the most. We outperformed the average of our peers for the six-month period because the Fund's exposure to this high-risk category was lower than most comparable mutual funds.
     The Fund's performance benefited from the fact that among domestic corporate bonds, we steered away from companies affected by Asian economic turmoil. We were also underweighted in industries whose cash flow was dependent on commodity prices and the overall health of the U.S. economy. Our positioning in non-cyclical businesses helped preserve principal as the high yield market began to recover this past autumn.

Q: WHAT HAPPENED IN THE MARKET?

A: At the beginning of the period, the high yield market performed well, reflecting favorable equity markets in July and early August. Then in mid-August, international economic troubles began to affect the performance of U.S. companies, affecting the U.S. equity and high yield bond markets. Quite a change took place. The result was one of the largest months of declines that the high yield market has seen in years. Performance continued to decline in September.



Q: HOW DID YOU ADJUST THE PORTFOLIO IN RESPONSE TO MARKET ACTIVITY?

A: When high yield bonds underperformed Treasuries in August, we adopted a more conservative investment approach. We upgraded the quality of the portfolio by selling zero coupon and lower-rated securities and moved into higher-quality securities and cash. By doing this, we avoided poor performance and defaults in several issues. By October, market circumstances caused many investors to fear high default rates. But we did not believe market conditions would fall to such depths. Interest rates had declined, corporate earnings were stronger than expected and the economy appeared to be stabilizing. We believed a turnaround in the high yield market was more likely, so we then increased our investments in high yield bonds, reducing our cash position. This worked well. The market took off in November and December as institutional investors displayed renewed confidence in higher risk debt.

Q: DID YOU MAKE ANY OTHER CHANGES TO THE PORTFOLIO'S COMPOSITION?

A: We increased our position in bonds rated BBB this past summer when we believed they were priced at attractive levels.

Q: HOW IMPORTANT IS THE TELECOMMUNICATIONS SECTOR FOR THE HIGH YIELD MARKET?

A: Telecommunications and Internet companies continue to be among the largest issuers in the high yield market. Although we invest aggressively in these areas, we maintain a slightly underweight position compared to the Merrill Lynch High Yield Master II Index because of the ever-present volatility in the sector. In that area, we've concentrated on owning companies that have relatively strong stocks as a way to ensure that we were getting quality companies in industries where many offerings are small or overvalued. We stick with companies that have experienced management, raise a substantial amount of capital through equity rather than debt offerings and are capable of accommodating expansion.

Q: WAS IT DIFFICULT TO BUY AND SELL BONDS GIVEN THE VOLATILITY THIS SUMMER?

A: Lack of liquidity did affect how bonds traded throughout the past six months. Investor dollars flowed out of the high yield market rapidly in August and September. We spent a lot of time focusing on trades that would allow us to maximize total return by taking advantage of price movement. It did not take a lot to move these bonds based on supply and demand because that relationship was already so tight. We are concerned that liquidity will continue to be a problem with many issues. Consequently, we carefully examine investor demand for any bond issued by a smaller, less liquid issuer. Most of the bonds in the portfolio are of larger, more liquid issuers.

Q: WHAT DO YOU EXPECT GOING FORWARD?

A: We intend to invest in bonds issued by relatively solid companies with steady cash flows. If the economy slows, these companies have better prospects for meeting their debt obligations than companies with weak cash flows. We plan to maintain a lower-than-average percentage of holdings in telecommunications because the sector remains volatile, and in metals and mining bonds because of low commodity prices. We think the potential return on these investments has been increasing, but they are still not at levels attractive enough for us to purchase. First quarter 1999 earnings reports could provide substantial guidance for the market. With yields now several hundred percentage points more than comparable maturity Treasuries -- the highest income advantage since the early 1990s -- we believe the potential rewards of the high-risk debt market remain compelling for income-oriented investors who can carefully navigate the potential pitfalls of the U.S. economy.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 12/31/98 and are subject to change. Investing in high yield bonds involves greater credit risks than investing in higher-quality bonds. The Merrill Lynch High Yield Master II Index is an unmanaged group of bonds that differs from the composition of any Stein Roe fund; it is not available for direct investment. The Adviser currently limits expenses to .50% of average net assets, subject to termination upon 30 days' notice to the Fund. Absent this limit, the Fund's total return would have been less. Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities. Foreign investments involve market, political, accounting and currency risks not associated with other investments. Emerging markets investments involve market, political and currency risks not associated with investments in more developed markets.




SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1998
(Dollar amounts in thousands)
(Unaudited)


                                                                                      Principal          Market
LONG-TERM OBLIGATIONS (94.2%)                                                            Amount           Value
------------------------------------------------------------------------------------------------------------------
AEROSPACE AND MILITARY TECHNOLOGY (7.7%)
BE Aerospace 9.500% 11/1/08 (a).....................................................  $     750      $      786
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07.................................      1,000             800
Dyncorp 9.500% 3/1/07...............................................................        500             495
L-3 Communications
   10.375% 5/1/07 Series B..........................................................        500             550
   8.000% 8/1/08 (a)................................................................      1,000           1,008
Newport News Shipbuilding 9.250% 12/1/06............................................      1,195           1,264
United Defense Industries 8.875% 11/15/07...........................................      1,500           1,515
                                                                                                     ----------
                                                                                                          6,418
AUTOMOTIVE (1.6%)
Hayes Wheels International Series B 9.125% 7/15/07..................................        500             520
Penda Series B 10.750% 3/1/04.......................................................        800             792
                                                                                                     ----------
                                                                                                          1,312
BUILDING AND CONSTRUCTION (2.6%)
Beazer Homes USA 8.875% 4/1/08......................................................      1,000             957
PYCSA Panama 10.280% 12/15/12 (a)...................................................      1,500           1,233
                                                                                                     ----------
                                                                                                          2,190
BUSINESS SERVICES (3.2%)
Outdoor Systems 8.875% 6/15/07......................................................        750             803
Penhall Acquisition 12.000% 08/1/06 (a).............................................      1,000             940
Rental Service 9.000% 5/15/08.......................................................      1,000             970
                                                                                                     ----------
                                                                                                          2,713
CABLE AND MEDIA (6.5%)
Adelphia Communications 8.3750% 02/1/08 (a).........................................      1,500           1,552
Chancellor Media 8.000% 11/1/08 (a).................................................      1,500           1,530
Garden State Newspapers 8.750% 10/1/09..............................................      1,000           1,000
Perry-Judd 10.625% 12/15/07.........................................................      1,000           1,047
Young Broadcasting 10.125% 2/15/05..................................................        250             263
                                                                                                     ----------
                                                                                                          5,392
CHEMICALS (1.2%)
Biovail Corporation International 10.875% 11/15/05 (a)..............................      1,000           1,010

COAL MINING (1.8%)
AEI Resources 11.500% 12/15/06 (a)..................................................      1,500           1,485

COMPUTER EQUIPMENT (1.8%)
Axia 10.750% 07/15/08...............................................................      1,500           1,519

CONTAINERS (0.4%)
BWAY Series B 10.250% 4/15/07 ......................................................        350             368

COSMETICS AND PERSONAL CARE PRODUCTS (1.2%)
Chattem 8.875% 4/1/08 (a)...........................................................      1,000           1,025

FOOD AND BEVERAGES (1.2%)
Pepsi-Gemex Series B (Yankee Issue) 9.750% 3/30/04..................................      1,000             965

HEALTH SERVICES AND EQUIPMENT (6.0%)
Dynacare (Yankee Issue) 10.750% 1/15/06.............................................      2,000           2,000
Insight Health Services Series B 9.625% 6/15/08.....................................      1,750           1,689
Leiner Health Products 9.625% 7/1/07................................................        500             520

SR&F High Yield Portfolio CONTINUED
---------------------------------------------------------------------------------------------------------------------

                                                                                      Principal          Market
                                                                                         Amount           Value
---------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES AND EQUIPMENT (CONTINUED)
Mediq Zero Coupon (Yield to Maturity 5.810%) 6/1/09.................................     $1,850     $       832
                                                                                                     ----------
                                                                                                          5,041
HOSPITALS AND NURSING HOME CARE (2.4%)
Tenet Healthcare 8.625% 1/15/07.....................................................        750             780
Universal Hospital Services 10.250% 3/1/08..........................................      1,415           1,259
                                                                                                     ----------
                                                                                                          2,039
HOTELS AND ENTERTAINMENT (10.9%)
Boyd Gaming 9.500% 7/15/07..........................................................        750             750
Empress Entertainment 8.125% 7/1/06.................................................      1,500           1,500
Hard Rock Hotels 9.250% 4/1/05......................................................      1,500           1,500
Premier Parks
   9.250% 4/1/06....................................................................        250             259
   9.750% 1/15/07...................................................................        250             271
   Zero Coupon (Yield to Maturity 4.939%) 4/1/08....................................      1,750           1,186
Prime Hospitality Series B 9.750% 4/1/07............................................      1,490           1,520
Speedway Motorsports 8.500% 8/15/07.................................................      2,000           2,110
                                                                                                     ----------
                                                                                                          9,096
INTERNET SERVICES (4.4%)
Concentric Network 12.750% 12/15/07.................................................      1,000           1,020
ICG Services Zero Coupon (Yield to Maturity 4.884%) 5/1/08..........................      2,250           1,162
Psinet 10.000% 2/15/05..............................................................      1,500           1,485
                                                                                                     ----------
                                                                                                          3,667
LEISURE PRODUCTS (1.0%)
Boyds Collection 9.000% 5/15/08 (a).................................................        750             802

OIL AND GAS (1.2%)
Gulf Canada Resources 8.375% 11/15/05...............................................      1,000           1,004

Paper (0.5%)
Indah Kiat Finance 10.000% 7/1/07...................................................        500             270
Specialty Paperboard (Fibermark) 9.375% 10/15/06....................................         50             152
                                                                                                     ----------
                                                                                                            422
PRINTING AND PUBLISHING (4.2%)
Big Flower Press 8.625% 12/1/08 (a).................................................      1,500           1,500
World Color Press 8.375% 11/15/08 (a)...............................................      2,000           2,010
                                                                                                     ----------
                                                                                                          3,510
RESTAURANTS (0.3%)
AFC Enterprises 10.250% 5/15/07.....................................................        250             261

RETAIL (5.6%)
Cole National Group 9.875% 12/31/06.................................................        200             207
Holmes Products Series B 9.875% 11/15/07 ...........................................      1,000             940
Marsh Supermarket Series B 8.875% 8/1/07............................................      1,000           1,050
MTS 9.375% 5/1/05...................................................................      1,500           1,462
Westpoint Stevens 7.875% 6/15/08....................................................      1,000           1,008
                                                                                                     ----------
                                                                                                          4,667
RUBBER, PLASTIC AND RELATED MATERIALS (1.8%)
Key Plastics Series B 10.250% 3/15/07...............................................        500             467
Tekni-Plex 9.250% 3/1/08............................................................      1,000           1,045
                                                                                                     ----------
                                                                                                          1,512
SANITARY SERVICES (1.1%)
Allied Waste 7.625% 1/1/06 (a)......................................................        900             909

SR&F High Yield Portfolio CONTINUED

---------------------------------------------------------------------------------------------------------------------

                                                                                      Principal          Market
                                                                                         Amount           Value
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (13.5%)
Focal Communications Series B
   Zero Coupon (Yield to Maturity 5.967%) 2/15/08...................................     $2,500         $ 1,350
Level 3 Communications
   9.125% 5/1/08....................................................................      1,000             993
   Zero Coupon (Yield to Maturity 5.181%) 12/1/08 (a)...............................      1,000             582
McLeodusa 9.500% 11/1/08 (a)........................................................      1,000           1,065
MGC Communications Series B 13.000% 10/1/04.........................................      1,000             660
Metromedia Fiber Networks 10.000% 11/15/08 (a)......................................      1,500           1,541
Metronet Communications (Yankee Issue)
   12.000% 8/15/07..................................................................      1,000           1,087
   Zero Coupon (Yield to Maturity 5.307%) 6/15/08...................................      1,000             613
Nextlink Communications 9.625% 10/1/07..............................................      1,250           1,216
Optel Series B 11.500% 7/1/08.......................................................      1,200           1,176
Viatel 11.250% 4/15/08..............................................................      1,000           1,000
                                                                                                     ----------
                                                                                                         11,283
Telephone (5.0%)
Allegiance Telecom Series B
   Zero Coupon (Yield to Maturity 5.870%) 2/15/08...................................      1,500             720
BTI Telecom 10.500% 9/15/07 ........................................................      1,000             740
Comtel Brasileira (Yankee Issue) 10.750% 9/26/04 (a)................................        250             195
Esprit Telecom Group (Yankee Issue) 11.500% 12/15/07................................      1,000           1,035
ITC Deltacom 9.750% 11/15/08 (a)....................................................        500             520
Knology Holdings
   Zero Coupon (Yield to Maturity 5.840%) 10/15/07..................................      2,000             920
                                                                                                     ----------
                                                                                                          4,130
Textile and Apparel (2.5%)
Pillowtex Series B 9.000% 12/15/07 .................................................        750             772
William Carter Series A 10.375% 12/1/06.............................................      1,200           1,308
                                                                                                     ----------
                                                                                                          2,080
Transportation and Transportation Equipment (3.9%)
Atlas Air 9.375% 11/15/06 (a).......................................................      2,000           2,000
Coach USA Series B 9.375% 7/1/07....................................................        500             515
Holt Group 9.750% 1/15/06 (a).......................................................      1,000             700
                                                                                                     ----------
                                                                                                          3,215
Utilities (0.7%)
Calenergy 9.500% 9/15/06............................................................        500             555
                                                                                                     ----------
TOTAL LONG-TERM OBLIGATIONS
(Cost basis $80,918)................................................................                     78,590
                                                                                                     ----------
---------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
PREFERRED STOCK (0.5%)                                                                    Units
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
Viatel Series A 10.000%.............................................................          1              55

TELEPHONE (0.4%)
21st Century Telecom Group 13.750% .................................................          1             361
                                                                                                     ----------
TOTAL PREFERRED STOCK
(Cost basis $518)...................................................................                        416
                                                                                                     ----------


---------------------------------------------------------------------------------------------------------------------

SR&F High Yield Portfolio CONTINUED
---------------------------------------------------------------------------------------------------------------------

                                                                                         Number          Market
WARRANTS (0.3%)                                                                     of Warrants           Value
---------------------------------------------------------------------------------------------------------------------
INTERNET SERVICES (0.2%)
Concentric Network Warrants 12/15/07 (a)............................................          1          $  140

TELECOMMUNICATIONS (0.1%)
Metronet Communications Warrants 8/15/07 (a)........................................          1              42
MGC Communications Warrants 10/01/04 (a)............................................          1              31
                                                                                                     ----------
                                                                                                             73
TELEPHONE (0.0%)
Allegiance Telecom Warrants 2/3/08 (a)..............................................          2               3
Knology Holdings Warrants 10/15/07 (a)..............................................          2               4
21st Century Telecommunications Warrants 2/15/10 (a)................................          1              15
                                                                                                     ----------
                                                                                                             22
TOTAL WARRANTS
   (Cost $- ).......................................................................                        235
                                                                                                     ----------
---------------------------------------------------------------------------------------------------------------------

                                                                                      Principal
SHORT-TERM OBLIGATION (3.0%)                                                             Amount
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.0%)
Associates Corp. of North America 5.080% 1/4/99
   (Amortized cost $2,474)..........................................................   $ 2,475            2,474
                                                                                                     ----------
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.0%)
   (Cost basis $83,808) (b).........................................................                     81,715
OTHER ASSETS, LESS LIABILITIES (2.0%)...............................................                      1,663
                                                                                                     ----------
TOTAL NET ASSETS (100.0%)...........................................................                    $83,378
                                                                                                     ==========

---------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1998, the aggregate value of the Portfolio's private placement securities was $21,620 (aggregate cost $21,748), which represented 25.9% of net assets.
 (b)At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized depreciation was $2,093, consisting of gross unrealized appreciation of $1,561 and gross unrealized depreciation of $3,654.

See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998
(All amounts in thousands, except per-share data)
(Unaudited)

ASSETS
Investment in SR&F High Yield Portfolio, at value...................................         $45,498
Receivable from investment adviser..................................................              32
Cash................................................................................              25
Other assets........................................................................               8
                                                                                           ---------
   Total assets.....................................................................          45,563
                                                                                           ---------

LIABILITIES
Dividends payable...................................................................               5
Accrued expenses payable............................................................              11
                                                                                           ---------
   Total liabilities................................................................              16
                                                                                           ---------
   Net assets.......................................................................         $45,547
                                                                                           =========
ANALYSIS OF NET ASSETS
Paid-in capital.....................................................................         $47,068
Net unrealized depreciation on investments..........................................            (821)
Accumulated net realized losses on investments .....................................            (700)
                                                                                           ---------
   Net assets.......................................................................         $45,547
                                                                                           =========

Shares outstanding (unlimited number authorized)....................................           4,691
                                                                                           =========

Net asset value per share...........................................................          $ 9.71
                                                                                           =========


See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)

INVESTMENT INCOME
Interest income allocated from SR&F High Yield Portfolio............................         $ 1,708
                                                                                           ---------

EXPENSES
Expenses allocated from SR&F High Yield Portfolio...................................             113
Administrative fees.................................................................              28
Amortization of organization expenses...............................................              15
Accounting fees.....................................................................              13
SEC and state registration fees.....................................................              10
Transfer agent fees.................................................................               9
Audit and legal fees................................................................               3
Trustees' fees......................................................................               3
Printing and postage................................................................               2
                                                                                           ---------
   Total expenses...................................................................             196
Reimbursement of expenses by investment adviser.....................................            (102)
                                                                                           ---------
   Net expenses.....................................................................              94
                                                                                           ---------
   Net investment income............................................................           1,614
                                                                                           ---------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses on investments allocated from SR&F High Yield Portfolio.........            (700)
Net change in unrealized appreciation or depreciation on investments................          (1,056)
                                                                                           ---------
   Net losses on investments........................................................          (1,756)
                                                                                           ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................         $  (142)
                                                                                           =========


See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)
(Unaudited)

                                                                           SIX MONTHS      FISCAL YEAR
                                                                                ENDED            ENDED
                                                                             DEC. 31,         JUNE 30,
                                                                                 1998             1998
                                                                          -----------     ------------
OPERATIONS
Net investment income...................................................      $ 1,614          $ 2,554
Net realized gains (losses) on investments                                       (700)           1,702
Net change in unrealized appreciation or depreciation on investments....       (1,056)             (45)
                                                                          -----------      -----------
   Net increase (decrease) in net assets resulting from operations......         (142)           4,211
                                                                          -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income................................       (1,614)          (2,554)
Distributions from net capital gains....................................       (1,401)            (417)
                                                                          -----------      -----------
   Total distributions to shareholders..................................       (3,015)          (2,971)
                                                                          -----------      -----------

SHARE TRANSACTIONS
Subscriptions to fund shares............................................       10,473            5,275
Value of distributions reinvested.......................................        3,074            2,968
                                                                          -----------      -----------
   Net increase from share transactions.................................       13,547            8,243
                                                                          -----------      -----------
   Net increase in net assets...........................................       10,390            9,483
TOTAL NET ASSETS
Beginning of period.....................................................      35,157            25,674
                                                                          -----------      -----------
End of period...........................................................     $45,547           $35,157
                                                                          ===========      ===========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ...........................................        1,078              503
Issued in reinvestment of distributions.................................          313              282
                                                                          -----------      -----------
   Net increase in fund shares..........................................       1,391               785
Shares outstanding at beginning of period...............................       3,300             2,515
                                                                          -----------      -----------
Shares outstanding at end of period.....................................       4,691             3,300
                                                                          ===========      ===========



See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998
(All amounts in thousands)
(Unaudited)

ASSETS
Investments, at market value (cost $83,808)..........................................         $ 81,715
Accrued interest receivable..........................................................            1,716
                                                                                           -----------
   Total assets......................................................................           83,431
                                                                                           -----------

LIABILITIES
Payable to investment adviser........................................................               37
Cash overdraft.......................................................................                7
Other liabilities....................................................................                9
                                                                                           -----------
   Total liabilities.................................................................               53
                                                                                           -----------

   Net assets applicable to investors' beneficial interests..........................         $ 83,378
                                                                                           ===========



See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)


INVESTMENT INCOME
Interest income......................................................................          $ 3,410
                                                                                            ----------

EXPENSES
Management fees......................................................................              188
Accounting fees......................................................................               13
Audit and legal fees.................................................................                8
Trustees' fees.......................................................................                2
Other................................................................................               15
                                                                                            ----------
   Total expenses....................................................................              226
                                                                                            ----------
   Net investment income.............................................................            3,184
                                                                                            ----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses on investments...................................................           (1,715)
Net change in unrealized appreciation or depreciation on investments.................           (2,466)
                                                                                            ----------
   Net losses on investments ........................................................           (4,181)
                                                                                            ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................          $  (997)
                                                                                            ==========


See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)
(Unaudited)

                                                                           SIX MONTHS             YEAR
                                                                                ENDED            ENDED
                                                                             DEC. 31,         JUNE 30,
                                                                                 1998             1998
                                                                          --------------------------------
OPERATIONS
Net investment income                                                         $ 3,184         $  5,000
Net realized gains (losses) on investments                                     (1,715)           3,084
Net change in unrealized appreciation or depreciation on investments           (2,466)            (176)
                                                                        -------------    -------------
   Net increase (decrease) in net assets resulting from operations               (997)           7,908
                                                                        -------------    -------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                                                  22,406           40,432
Withdrawals                                                                   (16,518)          (9,126)
                                                                        -------------    -------------
   Net increase from transactions in investors' beneficial interests            5,888           31,306
                                                                        -------------    -------------
   Net increase in net assets                                                   4,891           39,214
TOTAL NET ASSETS
Beginning of period.....................................................      78,487            39,273
                                                                        -------------    -------------
End of period...........................................................    $ 83,378         $  78,487
                                                                        =============    =============


See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------




NOTE 1. ORGANIZATION
Stein Roe Institutional Client High Yield Fund (the "Fund") is a series of Stein Roe Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F High Yield Portfolio (the "Portfolio"), which seeks a high level of current income and capital growth by investing primarily in high yield, high-risk, medium- and lower-quality debt securities.
    The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on November 1, 1996. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At December 31, 1998, Stein Roe High Yield Fund and Stein Roe Institutional Client High Yield Fund owned 45.4% and 54.6%, respectively, of the Portfolio.



NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
    Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. There were no when-issued or delayed delivery purchase commitments as of December 31, 1998. SECURITY VALUATIONS
     All securities are valued as of December 31, 1998. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.
FUTURES CONTRACTS
     The Portfolio may enter into U.S. Treasury security futures contracts to either hedge against expected declines in the value of its securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
     Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. The Portfolio did not enter into any futures contracts during the six months ended December 31, 1998.
FEDERAL INCOME TAXES
     No provision is made for federal income taxes, since (a) the Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.
DISTRIBUTIONS TO FUND SHAREHOLDERS
     Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Notes to Financial Statements CONTINUED
--------------------------------------------------------------------------------



NOTE 3. PORTFOLIO COMPOSITION
The Portfolio invests primarily in high yield, high-risk medium- and lower-quality debt securities. See the Portfolio's schedule of investments for information regarding individual securities.



NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager.
    The management fee for the Portfolio is computed at an annual rate of .50% of the first $500 million of average daily net assets, and .475% thereafter. The administrative fee for the Fund is computed at an annual rate of .15% of the first $500 million of average daily net assets, and .125% thereafter.
    The Adviser also provides fund accounting services.
The Adviser has agreed to reimburse the Fund to the extent that annual expenses exceed .50% of average daily net assets. This commitment expires January 31, 2000, subject to earlier termination by the Adviser on 30 days' notice to the Fund.
    Transfer agent fees are paid to SteinRoe Services, Inc. (SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Fund.
    Certain officers and trustees of the Trust are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remuneration was paid to any other trustee or officer of the Trust.


NOTE 5. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the six months ended December 31, 1998.


NOTE 6. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales (other than short-term obligations) for the Portfolio for the six months ended December 31, 1998, were $101,891 and $89,028, respectively.

Financial Highlights
--------------------------------------------------------------------------------

Stein Roe Institutional Client High Yield Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                     Six Months
                                                                          Ended              Year           Period
                                                                   December 31,             Ended            Ended
                                                                           1997          June 30,         June 30,
                                                                    (Unaudited)              1998          1997(d)
                                                                 --------------    ------------------    ------------
Net Asset Value, Beginning of Period...........................         $ 10.65           $ 10.21          $ 10.00
                                                                 --------------    -------------------   ------------
Income From Investment Operations
   Net investment income.......................................            0.44              0.88             0.33
   Net realized and unrealized gains (losses) on investments...           (0.63)             0.58             0.21
                                                                 --------------    -------------------   ------------
     Total from investment operations..........................           (0.19)             1.46             0.54
                                                                 --------------    -------------------   ------------
Distributions
   Net investment income.......................................           (0.44)            (0.88)           (0.33)
   Net realized gains..........................................           (0.31)            (0.14)              --
                                                                 --------------    -------------------   -------------
     Total distributions.......................................           (0.75)            (1.02)           (0.33)
                                                                 --------------    -------------------   -------------
Net Asset Value, End of Period.................................          $ 9.71           $ 10.65          $ 10.21
                                                                 ==============    ===================   =============
Ratio of net expenses to average net assets (a)................            0.50%(c)          0.50%            0.50%(c)
Ratio of net investment income to average net assets (b).......            8.63%(c)          8.31%            8.76%(c)
Total return (b)...............................................           (1.69%)           14.88%            5.48%
Net assets, end of period (000's)..............................         $45,547           $35,157          $25,674

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.05% for the six months ended December 31, 1998, 1.28% for the year ended June 30, 1998, and 2.59% for the period ended June 30, 1997.
(b) Computed giving effect to the Adviser's expense limitation undertaking.
(c) Annualized
(d) From commencement of operations on February 14, 1997.

--------------------------------------------------------------------------------
SR&F High Yield Portfolio


                                                                Six Months
                                                                     Ended             Year            Period
                                                                  Dec. 31,            Ended             Ended
                                                                      1998         June 30,          June 30,
select ratios                                                  (Unaudited)             1998          1997 (b)
                                                            --------------    -----------------------------------
Ratio of net expenses to average net assets..............           0.60%(a)          0.65%            0.89%(a)
Ratio of net investment income to average net assets.....           8.48%(a)          8.13%            8.24%(a)
Portfolio turnover rate..................................            127%              426%             168%


(a)  Annualized
(b)  From commencement of operations on November 1, 1996.

Stein Roe Trust
--------------------------------------------------------------------------------


TRUSTEES
John A. Bacon, Jr.
PRIVATE INVESTOR
William W. Boyd
CHAIRMAN AND DIRECTOR, STERLING PLUMBING
  GROUP INC.
Lindsay Cook
SENIOR VICE PRESIDENT, LIBERTY FINANCIAL
  COMPANIES, INC.
Douglas A. Hacker
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER,
  UNITED AIRLINES
Janet Langford Kelly
SENIOR VICE PRESIDENT, SECRETARY AND GENERAL
  COUNSEL, SARA LEE CORPORATION
Charles R. Nelson
VAN VOORHIS PROFESSOR OF POLITICAL ECONOMY,
  UNIVERSITY OF WASHINGTON
Thomas C. Theobald
Managing Partner, WILLIAM BLAIR CAPITAL PARTNERS


OFFICERS
Thomas W. Butch, PRESIDENT
William D. Andrews, EXECUTIVE VICE PRESIDENT
Loren A. Hansen, EXECUTIVE VICE PRESIDENT
Hans P. Ziegler, EXECUTIVE VICE PRESIDENT
Gary A. Anetsberger, SENIOR VICE PRESIDENT,
  CHIEF FINANCIAL OFFICER
Kevin M. Carome, VICE PRESIDENT,
  ASSISTANT SECRETARY
Kevin Connaughton, VICE PRESIDENT
Timothy Jacoby, VICE PRESIDENT
Michael T. Kennedy, VICE PRESIDENT
Gail Knudsen, VICE PRESIDENT
Stephen F. Lockman, VICE PRESIDENT
Lynn C. Maddox, VICE PRESIDENT
Jane M. Naeseth, VICE PRESIDENT
Nicolette D. Parrish, VICE PRESIDENT,
  ASSISTANT SECRETARY
Sharon Robertson, CONTROLLER
Heidi J. Walter, VICE PRESIDENT, SECRETARY
Janet B. Rysz, ASSISTANT SECRETARY
Scott E. Volk, TREASURER
Margaret O. Zwick, ASSISTANT TREASURER

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
INVESTMENT ADVISER
State Street Bank and Trust Company
CUSTODIAN
SteinRoe Services Inc.
TRANSFER AGENT
Bell, Boyd & Lloyd
LEGAL COUNSEL TO THE TRUST
Ernst & Young LLP
INDEPENDENT PUBLIC AUDITORS


                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                      Liberty Funds Distributor, Inc. 2/99